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                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE

INVESTOR CONTACT:
Elizabeth Boland:    617-673-8000

MEDIA CONTACT:
Ilene Hoffer:        617-673-8000


                    BRIGHT HORIZONS FAMILY SOLUTIONS REPORTS
                      FIRST QUARTER 2005 FINANCIAL RESULTS


BOSTON, MA - (April 26, 2005) - Bright Horizons Family Solutions, Inc. (Nasdaq:
BFAM) today announced financial results for the first quarter ended March 31, 2005.

Earnings per diluted share of $0.30 in the quarter ended March 31, 2005 increased 36% from $0.22 per diluted share for the quarter ended March 31, 2004. Revenue for the first quarter of 2005 increased 15% to $150.8 million from $131.3 million in 2004. Net income for the first quarter of 2005 increased 37% to $8.4 million from $6.1 million in 2004. All prior share and per share amounts reflect the two-for-one split of the Company's common stock effective March 21, 2005.

"We are very pleased with this quarter's results and are proud of our continued track record of strong performance," said David Lissy, Chief Executive Officer. "This past month we held our annual client conference where many representatives of the leading organizations we serve gathered in San Antonio, Texas. In addition to discussing new ways Bright Horizons can continue to serve their needs, this year's conference explored the demographic trends facing employers in all industries as they aim to enhance their positions as employers of choice. This annual event is just one way that we continue to fulfill our leadership role as the partner of choice in our field."

"This quarter we added 17 new centers to our network including our fifth center for Pfizer in New York City and second center for Schering-Plough in New Jersey, along with centers for Blue Cross Blue Shield of Mississippi, our third for an affiliate organization of the Blue Cross Blue Shield network, and for Kadlec Medical Center in Washington," continued Lissy. "In March, we also completed the acquisition of Seven Oaks Academy, a network of centers in Colorado. Seven Oaks represents our entry into the Denver market with a solid base of quality programs and a strong and experienced local team." No centers were closed during the quarter and, as of March 31, 2005, the Company operated 577 centers with the capacity to serve 63,950 children.

Bright Horizons Family Solutions will host an investor conference call today at 4:30 pm EDT. The public is invited to listen to the conference call by dialing 713-481-0095. Replays of the entire call will be available through Friday, May 6, 2005 at 973-341-3080, PIN# 5938072. The conference call will also be webcast and can be accessed through



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the Investor Relations section of the Bright Horizons Web site,
www.brighthorizons.com. A copy of this press release is available on the Web site.

                                      ####

Bright Horizons Family Solutions is the world's leading provider of employer-sponsored child care, early education and work/life consulting services, managing 577 early care and family centers in the United States, the United Kingdom, Ireland and Canada. Bright Horizons serves more than 400 clients, including more than 80 FORTUNE 500 companies and more than half of the "100 Best Companies for Working Mothers," as recognized by Working Mother magazine. Bright Horizons is one of FORTUNE magazine's "100 Best Companies to Work For."

This press release contains forward-looking statements which involve a number of risks and uncertainties. Bright Horizons Family Solutions' actual results may vary significantly from the results anticipated in these forward-looking statements as a result of certain factors. These include the ability of the Company to 1) execute contracts relating to new commitments, 2) to enroll families in new as well as existing centers, and 3) to open new centers, as well as other factors that are discussed in detail in the Company's filings with the Securities and Exchange Commission.


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                        BRIGHT HORIZONS FAMILY SOLUTIONS
                         SELECTED FINANCIAL INFORMATION
                                   (Unaudited)
                      (in thousands except per share data)


                                                                  Three months ended
                                                 --------------------------------------------------
                                                       3/31/2005                  3/31/2004
                                                 -----------------------    -----------------------
Revenue                                          $ 150,758        100.0%    $ 131,347        100.0%

Cost of services                                   123,855         82.2%      110,406         84.1%
                                                 ---------        -----     ---------        -----
Gross profit                                        26,903         17.8%       20,941         15.9%

Selling, general and administrative expenses        12,559          8.3%       10,293          7.8%
Amortization                                           376          0.2%          198          0.1%
                                                 ---------        -----     ---------        -----

Income from operations                              13,968          9.3%       10,450          8.0%

Net interest income                                    227          0.1%           35          0.0%
                                                 ---------        -----     ---------        -----

Income before income taxes                          14,195          9.4%       10,485          8.0%

Income tax provision                                (5,836)        -3.9%       (4,382)        -3.4%
                                                 ---------        -----     ---------        -----

Net income                                       $   8,359          5.5%    $   6,103          4.6%
                                                 =========        =====     =========        =====

PER SHARE DATA:
Net income per share - basic                     $    0.31                  $    0.23
                                                 =========                  =========
Weighted average number of common
 shares outstanding                                 26,894                     26,251
                                                 =========                  =========

Net income per share - diluted                   $    0.30                  $    0.22
                                                 =========                  =========
Weighted average number of common
and common equivalent shares                        28,203                     27,643
                                                 =========                  =========

SUPPLEMENTAL INFORMATION:

Earnings before interest, taxes,                 $  17,301                  $  13,334
     depreciation and amortization (EBITDA)*

Reconciliation of net income to EBITDA:

Net income, as reported                          $   8,359                  $   6,103
Add back income tax provision                        5,836                      4,382
Less net interest income                              (227)                       (35)
                                                 ---------                  ---------
Income from operations                              13,968                     10,450
Add back depreciation                                2,957                      2,686
Add back amortization                                  376                        198
                                                 ---------                  ---------
EBITDA                                           $  17,301                  $  13,334


* EBITDA is used as a financial performance indicator within the child care industry and is presented for informational purposes only. EBITDA is not a financial measure under generally accepted accounting principles and may be subject to varying methods of calculation and may not be comparable to other similarly titled measures by other companies.